SCHEDULE TO THE MASTER AGREEMENT
DATED AS OF DECEMBER 15, 2000

between

WESTDEUTSCHE LANDESBANK GIROZENTRALE, a bank organized under the laws of the State of North Rhine - Westphalia acting through its NEW YORK BRANCH Party A

and

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
HOME EQUITY LOAN TRUST 2000-HE1
("Party B")

PART I TERMINATION PROVISIONS

(a)      "Specified Entity" has no meaning in relation to either Party A or Party B.

(b)      "Specified Transaction" has the meaning specified in Section 14.

(c)      The "Failure to Pay or Deliver" provisions of Section 5(a)(i) will apply to both Party A and Party B; provided, however, that with respect to Party B, that Party B has funds available to make payments in accordance with the terms of the Pooling and Servicing Agreement (as evidenced by each Monthly Servicer Remittances to be delivered by Party B to Party A hereunder) and the Trustee has failed to make any such payments in violation of the terms of the Pooling and Servicing Agreement.

(d)      The "Default under Specified Transaction" provision of Section 5(a)(v) will not apply to either Party A or Party B.

(e)      The "Cross-Default" provisions of Section 5(a)(vi) will not apply to either Party A or Party B.

(f)      The "Breach of Agreement" provisions of Section 5(a)(ii), the “Credit Support Default” provisions of Section 5(a)(iii) and the “Misrepresentation” provisions of Section 5(a)(iv) will not apply to Party B.

(g)      The "Credit Event Upon Merger" provision of Section 5(b)(iv) will apply to Party A and to Party B, restated as follows:

"Credit Event Upon Merger" shall mean that a Designated Event (as defined below) occurs with respect to a party (“X”), and such Designated Event does not constitute an event described in Section 5(a)(viii) of this Agreement but that the creditworthiness of X or, if applicable, the successor, surviving or transferee entity of X, is materially weaker than that of X immediately prior to such action (and, in such event, such party or its successor or transferee, as appropriate, will be the Affected Party). For purposes hereof, a Designated Event with respect to X means that, after the Trade Date of the first Transaction between the parties: X consolidates or amalgamates with or merges with or into, or transfers all or substantially all its assets (or any substantial part of the assets comprising the business conducted by X as of the execution date hereof).

(h)      The "Automatic Early Termination" provision of Section 6(a) will not apply to either Party A or to Party B.

(i)      Payments on Early Termination. For the purpose of Section 6(e) of this Agreement but subject to Part 6 of this Schedule:

(i) Market Quotation will apply. (ii) The Second Method will apply.

For the avoidance of doubt, any such determination will take into account the present value of the remaining Fixed Amounts owed by Party B to Party A under the Confirmation relating to the Sole Transaction. Also for the avoidance of doubt, any such determination will take into account any Cap Premium Carryover (including interest accrued thereon at the Default Rate, compounded on a daily basis) that may be owed by Party B to Party A. And further for the avoidance of doubt, interest shall accrue at the Default Rate (compounded on a daily basis) with respect to any Carryover Termination Payment.

(j)      "Termination Currency" means United States Dollars.

PART 2
TAX REPRESENTATIONS

(a)      Payer Tax Representation. For the purpose of Section 3(e) of this Agreement, each party will make with respect to itself the following representation:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representation made by the other party pursuant to Section 3(f) of this Agreement; (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement;

provided that it shall not be a breach of this representation where reliance is placed on sub-clause (ii) above and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)      Payee Tax Representation. Party A makes the following Payee Tax Representation: Each payment received or to be received by Party A in connection with this Agreement will be effectively connected with its conduct of a trade or business in the United States. Party B makes no Payee Tax Representations.

PART 3
AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Section 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

PARTY REQUIRED TO DELIVER DOCUMENT	FORM/DOCUMENT/ CERTIFICATE	DATE BY WHICH TO BE DELIVERED	COVERED BY SECTION 3(d) REPRESENTATION

Party A and Party B	With respect to Party A, an
executed U.S. Internal Revenue
Service Form W-8ECI, in duplicate
(or any successor thereto). With
respect to Party B, a U.S.
Internal Revenue Form W-9 (with
respect to, and executed by,
Credit Suisse First Boston
Mortgage Securities Corp.) in
duplicate (or any successor
thereto).	(i) Upon the execution of this Agreement or shortly thereafter, with such form to be updated as requested by the other party; and (ii) promptly upon reasonable demand by the other Party.	Yes.

Party A and B	Evidence reasonably satisfactory
to the other party as to the
authority, incumbency and
specimen signature of each
person executing any document
on its behalf in connection
with this Agreement, any
Confirmation and any Credit
Support Document.
Upon execution of this Agreement and, if requested, upon execution of any Confirmation.	Yes.

Party A and B	A legal opinion from counsel to each Party in the form and substance to be satisfactory to the other Party to whom such opinion is being delivered.	Upon execution of this Agreement.	No.

Party A	Annual audited financial statements prepared in accordance with generally accepted accounting principles in the country in which the party is organized.	Promptly after request upon becoming publicly available.	Yes.

Party A and Party B	A certificate of the Secretary or
another authorized officer (or, in
the case of Party A, the current
authorized signature book of such
party) specifying the names,
titles, authority and specimen
signatures of the persons
authorized to execute this
Agreement and each Confirmation
on its behalf.	Upon delivery of this Agreement.	Yes.

Party B	A copy of each Monthly Servicer Remittance with respect to each Distribution Date.	Upon being delivered to the Trustee in accordance with the Pooling and Servicing Agreement.	Yes.

PART 4
MISCELLANEOUS

(a)      Addresses for Notices. For the purpose of Section 12(a) of this Agreement:

Address for notices or communications to Party A:

To the office(s) specified in the relevant Confirmation with a copy of any notice or other communication under Section 5, 6, 7, 11 or 13 to the New York Branch Legal Department and Duesseldorf Office of Party A as set forth below:

Address:    Westdeutsche Landesbank Girozentrale, New York Branch
Attention: Legal Department
1211 Avenue of the Americas
New York, New York 10036
Tel: (212) 852-6092
Fax: (212) 768-4781

Westdeutche Landesbank Girozentrale
Herzogstrasse 15
D-40217 Duesseldorf,
Germany
Attn: Legal Department (Documentation Unit)
Tel: 011-49-211-826-71709
Fax: 011-49-211-826-6124

Address for notices or communications to Party B:

Address: Attention: Facsimile No.: with copies to: Address: Attention: Facsimile No.:	U.S. BANK NATIONAL ASSOCIATION, as Trust Administrator on behalf of the Trustee
180 East Fifth Street
St. Paul, MN 55101

Eve Kaplan
(651) 244-0089      Telephone No.: (651) 244-0727

Credit Suisse First Boston Corporation
11 Madison Avenue
5th Floor
New York, NY 10010

Joseph Little
(212) 325-8259 Telephone No.: (212) 325-4917

(ii)      Notices. Section 12(a) is amended by adding in the third line thereof after the phrase "messaging system" and before the")" the words": provided, however, any such notice or other communication may be given by facsimile transmission".

(b)      Process Agent. For purposes of Section 13(c) of this Agreement:

Party A appoints as its Process Agent: Not Applicable.

Party B appoints as its Process Agent: Not Applicable.

(c)      Offices. The provisions of Section 10(a) will apply to this Agreement.

(d)      Multibranch Party. For purposes of Section 10(c) of this Agreement:

Party A is not a Multibranch Party and will act through its New York office.

Party B is not a Multibranch Party and will act through its Minnesota office.

(e)      Calculation Agent. Party A. The failure of Party A to perform its obligations as Calculation Agent hereunder shall not be construed as an Event of Default or Termination Event.

(f)      Credit Support Documents. Details of any Credit Support Documents: In relation to Party A, a collateral agreement, if any, delivered pursuant to Part 6(l).

(g)      Credit Support Provider means
In relation to Party A: Not Applicable.
In relation to Party B: Not Applicable.

(h)      Governing Law. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS WHOLLY PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE.

(i)      Netting of Payments. Section 2(c) of this Agreement will not apply; provided, however, that this provision shall not be construed so as to prevent Party A from setting off any Cap Premium Carryover (including accrued interest at the Default Rate) against amounts owed to Party B on any Floating Rate Payment Date.

(j)      "Affiliate" will have (i) with respect to Party A, the meaning specified in Section 14 and (ii) with respect to Party B, no meaning.

PART 5
OTHER PROVISIONS

(a)      ISDA Definitions Incorporated by Reference. The definitions and provisions of the 1991 ISDA Definitions (“1991 Definitions”) (as published by the International Swaps and Derivatives Association, Inc. (“ISDA”) and as supplemented by the 1998 Supplement to the 1991 ISDA Definitions) are incorporated by reference herein. Any terms used and not otherwise defined herein which are contained in the 1991 Definitions (as so supplemented) shall have the meaning set forth therein.

(b)      Additional Representations. Section 3 is hereby amended by adding at the end thereof the following subparagraphs:

“(g) No Agency. It is entering into this Agreement, any Credit Support Document and any other document relating to this Agreement and the Sole Transaction as principal and not as agent or on any capacity, fiduciary or otherwise.”

(c)      Swap Exemption. Each party hereto represents to the other party on and as of the date hereof and on the date on which the Sole Transaction is entered into between them hereunder, that in connection with the negotiation of, the entering into, and the execution of this Agreement, any Credit Support Document to which it is a party, the Sole Transaction and any other documentation relating to this Agreement to which it is a party or that it is required by this Agreement to deliver, that:

(i) This Agreement (including the Sole Transaction) constitutes a "swap agreement" within the meaning of Commodity Futures Trading Commission ("CFTC") Regulations (the "CFTC Regulations") Section 35.1(b)(1), Section 101(53)(B) of the U.S. Bankruptcy Code and the CFTC Policies Statement concerning Swap Transactions, 54 Fed. Reg. 30694 (July 21, 1989) (the "CFTC Swap Policies Statement").

(ii) It is an "eligible swap participant' as defined in Section 35.1(b)(2) of the CFTC Regulations.

(iii) This Agreement (including the Sole Transaction) is one of a fungible class of agreements that are standardized as to their material economic terms, within the meaning of Section 35.2(b) of the CFTC Regulations.

(iv) The economic terms of this Agreement, any Credit Support Document to which it is a party, and the Sole Transaction have been individually tailored and negotiated by it, and the creditworthiness of the other party was a material consideration in its entering into or determining the terms of this Agreement, any such Credit Support Document and such Transaction (including, without limitation, pricing, cost and credit enhancement terms), within the meaning of Section 35.2(c) of the CFTC Regulations.

(v) It has entered into this Agreement (including the Sole Transaction) in conjunction with its line of business (including financial intermediation services) or the financing of its business, within the meaning of the CFTC Swap Policies Statement.

(d)      Relationship between Parties. In connection with the negotiation of, the entering into, and the confirming of this Agreement, and any other documentation relating to this Agreement to which it is a party or that it is required by this Agreement to deliver, each party hereby represents and warrants, and, in connection with the negotiation of, the entering into, and the confirming of the execution of the Sole Transaction, each party will be deemed to represent, to the other party as of the date hereof that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for such Transaction):

Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into the Sole Transaction and as to whether the Sole Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into the Sole Transaction; it being understood that information and explanations related to the terms and conditions of the Sole Transaction shall not be considered investment advice or a recommendation to enter into the Sole Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the Sole Transaction.

Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of the Sole Transaction. It is also capable of assuming, and assumes, the risks of the Sole Transaction. It has determined to its satisfaction whether or not the rates, prices or amounts and other economic terms of the Sole Transaction and the indicative quotations (if any) provided by the other party reflect those in the relevant market for similar transactions, and all trading decisions have been the result of arm’s length negotiations between the parties.

Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of the Sole Transaction.

Related Transactions. It is aware that each other party to this Agreement and its Affiliates may from time to time (A) take positions in instruments that are identical or economically related to the Sole Transaction or (B) have an investment banking or other commercial relationship with the issuer of an instrument underlying the Sole Transaction.

(e)      Waiver of Jury Trial. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION.

(f)      Consent to Telephonic Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of the telephone conversations of trading and marketing personnel of the parties and their authorized representatives in connection with this Agreement, including the Sole Transaction; and the parties waive any further notice of such monitoring or recording and agree to give proper notice and obtain any necessary consent of such personnel for any such monitoring or recording.

(g)      Change of Account. Section 2(b) of this Agreement is hereby amended by the addition of the following after the word "delivery" in the first line thereof:

"to another account in the same legal and tax jurisdiction as the original account."

(h)      Amendments/waivers. Section 9(b) of the Agreement is hereby amended by adding the words “or any Credit Support Document” after word “Agreement” in the first line thereof.

Part 6
Trust/Trustee/Rating Agency Provisions

(a)      Definitions of Certain Capitalized Terms. Capitalized terms not otherwise defined herein shall have the meanings set forth in that certain Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”) that relates to the Credit Suisse First Boston Mortgage Securities Corp. Home Equity Loan Trust, Home Equity Loan Pass-Through Certificates, Series 2000-HE1 (the “Certificates”), dated as of December 1, 2000 and as entered into among the Depositor, the Master Servicers, the Trust Administrator and the Trustee. In the case of any inconsistency between this Agreement and such terms, this Agreement will prevail.

(b)      Sole Transaction. Notwithstanding anything else in this Agreement to the contrary, the Transaction contemplated by the Confirmation between the parties hereto and dated as of the date hereof is and will be the only Transaction governed by this Agreement (the “Sole Transaction”).

(c)      No suspension of payments. Notwithstanding Section 2(a)(iii) of this Agreement, Party A shall not suspend any payments due under a Transaction under Section 2(a)(iii), except as provided herein or in the Confirmation.

(d)      Limited Recourse to Party B. Notwithstanding anything to the contrary contained herein, all obligations of Party B shall be payable by Party B only on a Distribution Date to the extent funds are available therefor under Sections 4.01(a)(1)(i) and 4.01(a)(3)(xiv) of the Pooling and Servicing Agreement (as evidenced by each of Monthly Servicer Remittances to be delivered by Party B to Party A hereunder) and, to the extent such funds are not available or are insufficient for the payment thereof, shall not constitute an Event of Default caused by Party B to the extent of such unavailability or insufficiency until the Distribution Date on which Party B has funds available for distribution pursuant to such Sections sufficient to pay such prior deficiency (absent fraud, negligence and willful misconduct on the part of the Trustee or the Trust Administrator).

As provided in the Pooling and Servicing Agreement, any Fixed Amounts not paid by Party B to Party A when due shall accrue interest from the due payment date until the date of actual payment (or set-off, as the case may be) at the Default Rate (to be compounded on a daily basis) and shall constitute Cap Premium Carryover. Such Cap Premium Carryover may be set-off by Party A against any Floating Payment Amounts that Party A may subsequently owe to Party B.

(e)      No Bankruptcy Petition. Prior to the date that is one year and one day after the date upon which Party B is terminated in accordance with the terms of the Pooling and Servicing Agreement, Party A shall not institute against, or join any other person in instituting against, Party B any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law.

(f)      Notwithstanding anything else to the contrary herein or in the Confirmation, any outstanding obligations of the Parties hereunder (including without limitation the obligation of Party B to pay the full amount of all Fixed Amounts and accrued interest thereon) shall survive the stated termination date of the Sole Transaction and will only be discharged upon the payment in full of all such amounts.

(g)      [intentionally omitted]

(h)      Party A may set-off any Cap Premium Carryover owed to it by Party B against any Floating Amount Payments owed by it to Party B. In no event shall either Party A or Party B be entitled to:

(i) set-off its payment obligations in respect of the Sole Transaction against the payment obligations of the other party (whether by counterclaim or otherwise) that do not relate to the Sole Transaction, or

(ii) net the payment obligations of the other party that are not with respect to the Sole Transaction against the payment obligations of such party under the Sole Transaction,

        it being the intention of the parties that their payment obligations under the Sole Transaction be treated separate and apart from all other obligations. Notwithstanding Section 6(e) of this Agreement, the amount payable under Section 6(e) of this Agreement upon the termination of the Sole Transaction shall be determined without regard to any obligation other than those under the Sole Transaction, it being the intention of the parties that their payment obligations under the Sole Transaction be treated separate and apart from all other obligations.

(i)      [intentionally omitted]

(j)      Scope of Obligations of Trustee. The parties hereto agree that:

(i) This Agreement is executed and delivered by U.S. Bank National Association, not individually or personally but solely in its capacity as Trust Administrator on behalf of the Trustee for Party B, for the exclusive benefit of the Offered Certificateholders of the Trust and in the exercise of the powers and authority conferred and vested in the Trustee under the Pooling and Servicing Agreement.

(ii) Each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as a personal representation, undertaking or agreement by the Trust Administrator or the Trustee but is made and intended for the purpose of binding only the Trust.

(k)      [intentionally omitted]

(l)      Rating Agency Downgrade. In the event that Party A’s long-term unsecured and unsubordinated debt rating is withdrawn or reduced below “A” and the short term unsecured and unsubordinated debt rating is withdrawn or reduced below “F-1” by Fitch, Inc. (“Fitch”) and its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below “A1” and the short term unsecured and unsubordinated debt rating is withdrawn or reduced to below “P-1” by Moody’s Investors Service, Inc. (“Moody’s” and together with Fitch, the “Swap Rating Agencies”, and such rating thresholds, “Approved Rating Thresholds”), within 30 days of such rating withdrawal or downgrade (unless, within 30 days after such withdrawal or downgrade each such Swap Rating Agency has reconfirmed the rating of the Offered Certificates, which was in effect immediately prior to such withdrawal or downgrade), then Party A shall (1) obtain a replacement ISDA Interest Rate and Currency Exchange Agreement and confirmation with another counterparty with the Approved Rating Thresholds and approved by Party B (which approval shall not be unreasonably withheld) on terms substantially similar to this Master Agreement and the related Confirmation (2) obtain a guaranty of, or a contingent agreement of another person with the Approved Rating Thresholds, to honor, Party A’s obligations under this Master Agreement and the related Confirmation; provided that such other person is approved by Party B, such approval not to be unreasonably withheld, (3) post collateral which will be sufficient to restore the immediately prior ratings of the Offered Certificates; or (4) establish any other arrangement satisfactory to the applicable Swap Rating Agency which will be sufficient to restore the immediately prior ratings of the Offered Certificates.

(m)      Additional Termination Events. Additional Termination Events will apply. The following shall constitute an Additional Termination Event:

(i) A Rating Agency Downgrade has occurred and Party A has not, within 30 days, complied with Part 6(l) hereof.

(ii) The Trust relating to the Certificates is terminated and there are outstanding amounts owed under this Agreement by one or both Parties. In the event of the termination of the Trust or the retirement of the Offered Certificates, in either case pursuant to Section 9.01of the Pooling and Servicing Agreement, then an Additional Termination Event will have occurred that constitutes a Cap Default within the meaning and for the purposes of Section 4.01(a)(1)(i) of the Pooling and Servicing Agreement.

(iii) With respect to the Pooling and Servicing Agreement, Section 4.01 or any definitions or specific provisions relating to the Cap Agreement is amended without the written prior consent of Party A in a manner that, in Party A’s reasonable and good faith discretion, adversely affects the rights or obligations of Party A hereunder or in the Confirmation, it being understood that Party B also hereby covenants and undertakes not to so amend the Pooling and Servicing Agreement.

(n)      Replacement. Party A agrees that if Party B has a right to designate an Early Termination Date pursuant to Part 6(m)(i) above, then, upon the request of Party B, Party A shall procure a replacement transaction at its own expense (and at no expense to Party B) with a swap counterparty on the same terms as this Agreement mutatis mutandis, or else with such amendments to the terms of this Agreement as have been approved by Moody’s and Fitch (“Replacement Transaction”).

IN WITNESS WHEREOF, Party A and Party B have caused this Schedule to be duly executed as its act and deeds of the date first written above.

Westdeutsche Landesbank Girozentrale, acting through its New York Branch By:/s/ David I. Wolf Name: David I. Wolf Title: Vice President By:/s/ Raymond Miller Name: Raymond Miller Title: Director	Credit Suisse First Boston Mortgage Securities
Corp. Home Equity Loan Trust 2000-HE1

By:    U.S. Bank National Association,
            not in its individual capacity but solely as
            Trust Administrator on behalf of the Trustee

By: Eve D. Kaplan
Name: Eve D. Kaplan
Title: Vice President